Harbor Small Cap Growth Fund

Supplement to Statement of Additional Information dated March 1, 2009

The Board of Trustees of Harbor Funds has re-opened the Harbor Small Cap Growth Fund on a limited basis until October 30, 2009, for existing shareholders of Harbor Small Company Growth Fund only who wish to exchange into the Harbor Small Cap Growth Fund prior to the liquidation of the Harbor Small Company Growth Fund.

Dated: September 4, 2009